1
Management
Presentation
May 2008

Disclaimer
These slides contain (and the accompanying oral discussion will contain) “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of Ply Gem Holdings, Inc. (the “Company”) to differ materially from the results expressed or implied by such statements, including general economic and business conditions including pricing pressures and changes in material and energy costs, conditions affecting the industries served by the Company and its subsidiaries, conditions affecting the Company’s customers and suppliers, competitor responses to the Company’s products and services, the overall market acceptance of such products and services, the identification, completion and integration of acquisitions and other factors disclosed in the Company’s periodic reports filed with the Securities and Exchange Commission. Consequently such forward looking statements should be regarded as the Company’s current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-
looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Agenda
• Agenda
• Pl Gem Company Overview
 Market Update
• Amendment Overview
• Closing Remarks and Public
     Q&A
• Private Supplement
• Closing Remarks and Private
 Q&A
Bob Louzan
UBS Investment Bank
Gary Robinette
President and CEO, Ply Gem Holdings, Inc.
Shawn Poe
Chief Financial Officer, Ply Gem Holdings, Inc.
Gary Robinette
Gary Robinette
Shawn Poe

Gary Robinette
President and Chief
Executive Officer
• CEO since October 2006
• Prior to Ply Gem, Mr. Robinette served as Executive Vice President and
      COO at Stock Building Supply since 1998
• Mr. Robinette served as President of Erb-Lumber Inc, a Woseley company, from 1993 - 1998
• Mr. Robinette has also served as a member of Wolseley North American
 Management Board
Shawn Poe
Chief Financial Officer and
Treasurer
• CFO since February 2004
• Previously, Mr. Poe was appointed Vice President of Finance of Variform in
 2000
• Prior to joining Variform, Mr. Poe held the position of Corporate Controller at Nordyne, Inc. a Nortek company
Management Presenters

Company Overview

• Ply Gem is one of the largest manufacturers of exterior building and home improvement products in the U.S.
 – Ply Gem Industries, Inc. was incorporated in 1987
 – Approximately $1.4 billion in sales in 2007
 – Approximately 6,000 associates
 – 22 manufacturing facilities with relentless focus on low-cost efficient manufacturing
 – Diversified sales base, with largest customer accounting for only 10% of total sales, and customers in all 50 states and Western Canada
 – Approximately 6 million sq. feet of manufacturing spaces
• Provider of branded products for new construction and home improvement markets sold through many channels of distribution covering most price points
 – #2 market share in Vinyl Siding with 29% market share
 – #1 market share in Aluminum Accessories
 – Leading position in Vinyl Windows
 – #1 in Vinyl Railing
Company Overview

Gable and vents and accessories
Vinyl and aluminum siding
Vinyl and aluminum soffit
Window mantles
Shutters
Decorative corner posts
Rain removal systems
Leaf Relief gutter protection systems
Door surround systems
Windows: aluminum, vinyl, wood, clad-wood
Patio Doors
Railing and Fencing
Mounting Blocks
Outdoor Structures

PLY GEM

Aesthetic Exterior Solutions

PLY GEM WINDOW GROUP

MW WINDOWS & DOORS

alenco WINDOWS

PATRIOT VINYL WINDOWS

GREAT LAKES WINDOW

CWD WINDOWS AND DOORS

PLY GEM SIDING GROUP

MASTIC

ALCOA HOME EXTERIORS

VARIFORM

NAPCO

GP Georgia-Pacific VINYL SIDING & ACCESSORIES

cellwood.

Kroy

PLY GEM

Comprehensive Brand Family

Exported
1%
Commercial
1%
Remodel and
Repair
42%
New
Construction
57%

Fence & Rail
3%
Windows &
Doors
39%
Siding &
Accessories,
58%

Customer Mix
Product Mix
Well Balanced and Diverse Mix

Our locations throughout the United States and Canada

National Footprint
• 22 manufacturing locations
• Fast turnaround
• On-time delivery

• Vinyl windows continue to take market share predominately from wood windows
 – Ply Gem holds a leading position in vinyl windows
• Large retail lumberyards and national builders are reducing the number of window suppliers but require their window suppliers to support them on a broader geographical basis
 – Ply Gem now has a national window footprint with the acquisition of CT Windows & Doors
 – Ply Gem is restructuring its U.S. Window companies into one operating group to provide our customers with the broadest window product offering while making it easy to do business with Ply Gem
• Customers continue to prefer suppliers that offer the best range of product features, price and service
 – Ply Gem offers a wide range of products with features and price points that provide customers with choices
 – Ply Gem introduced its new aluminum clad “Mira” window at the International Builder’s Show and won recognition as the “New product of the day” on the opening day of the show with the highest visibility
 – Ply Gem offers both New-Construction and Repair/Remodeling windows which many producers do not
• Bundling of products, selling programs and services continue to be attractive to customers
 – Ply Gem has significant opportunity to cross sell windows and siding to customers
 – Ply Gem has raised customer awareness of the broad product offering under the Ply Gem umbrella
 – Ply Gem now offers bundled selling (rebate) programs to large national customers
 – Ply Gem now has a VP of National Accounts that is focused on the Ply Gem relationship with key National builders and lumberyards
Ply Gem’s Windows - Key Market Trends/Initiatives

MW WINDOWS & DOORS
By Ply Gem
PATRIOT VINYL WINDOWS
By Ply Gem
alenco WINDOWS
By Ply Gem
MIRA™
Freedom 800
Freedom 600
Jefferson 300/400
Jefferson 100/200
Classic
TwinSeal
1100
4800
4700
3700
Top Line Clad DH
Mid-Range Clad DH
Mid-Range Wood DH
Top Line Vinyl SH/DH
Mid-Range Vinyl SH/DH
Entry Level Vinyl SH
Entry Level Aluminum
CertainTeed
GREAT LAKES WINDOW

Ply Gem

12

Ply Gem’s Window Platform

Crane
6%
Heartland
5%
Other
2%
Royal
5%
Kaycan
7%
Alside
11%
Ply Gem
29%
Certainteed /
Norandex
35%

• #2 vinyl siding manufacturer in North America
• #1 Aluminum accessories manufacturer in North
 America
• #2 Designer accents manufacturer in North
 America
• End market balance with 52% Remodeling and
 48% New Construction
Industry Consolidation
• Top 5 manufacturers have approximately an 88%
 share
• 1996: 26/Top 5 = 50%
• 2007: 9/Top 5 = 88%
• 3 of the top 4 (CertainTeed/Norandex, Alside and
 Kaycan) have company owned distribution
In the last 24 months
• Ply Gem Industries acquired Alcoa Home Exteriors
• St. Gobain acquired Norandex/Reynolds
• Georgia Gulf acquired Royal
• Kaycan Acquired LP’s vinyl siding business
• Rollex exited vinyl siding
U.S. Vinyl Siding Market shares
Siding - Key Market Trends

Fence, Rail, & Decking 5%
Designer Accents 5%
Metal Accessories 29%
Vinyl Siding 61%

New Construction 48%
Remodeling 52%

PLY GEM

Sales by Product Category
Sales by End Market
Ply Gem’s Siding, Fence, & Rail Platform

15

Market Update

2008 Market Update
Single Family Housing Starts
 • 2007 single family housing starts decreased 29.6% or starts of 1,039
 • 2008 expected to decrease by 33.7% to 689 (per NAHB Forecast)
Repair & Remodel Market
 • 2007 R & R market was estimated to be down 1.2% based on Harvard’s Joint Center for Housing Studies
 (HJCHS). Management estimates that the R & R market was down 5%-10%
 • 2008 expected to be down 10%
PVC Resin Cost
 • 2007 PVC price increased marginally due to competing influences of higher oil prices and lower capacity utilization holding the PVC Resin price increase to $0.014 or 2.5%
 • CDI currently forecast 2008 PVC prices to increase by 21.8% or $0.121 over 2007 average driven by higher oil cost
 – Total incremental market costs vs 2007 of approximately $58.4 million
Aluminum Cost
 • The average aluminum price increased in 2007 by 2.8%
 • Pricing expected to increase from 12/31/07 to 12/31/08 by 8.5%
 – Total incremental market costs vs 2007 of approximately $8.7
Profit Protection Initiatives
 • Initiated selling price increases on vinyl siding, vinyl fencing and metal accessory products
 • AHE acquisition synergies expected to exceed $50 million with full year impact benefiting 2008
 • Identified cost cuts of $19.5 million annualized with $12.4 million expected to benefit 2008

Housing Starts (000s)	2004A	2005A	2006A	2007A	2008F	2009F
Single Family Housing Starts	1,604	1,719	1,474	1,038	659	800
Y-o-Y Change	*6.6%*	*7.1%*	*-14.2%*	*-29.6%*	*-33.7%*	*16.2%*

	2008F			
Housing Starts (000s)	Q1	Q2	Q3	Q4
Single Family Housing Starts	715	685	665	690
Y-o-Y Change	*-39.0%*	*-41.2%*	*-32.8%*	*-16.4%*

	2009F			
Housing Starts (000s)	Q1	Q2	Q3	Q4
Single Family Housing Starts	725	775	825	875
Y-o-Y Change	*1.4%*	*13.1%*	*24.1%*	*26.8%*

Housing Starts (000s)
1959
1961
1963
1965
1967
1969
1971
1973
1975
1977
1979
1981
1983
1985
1987
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009

Annual Single Family Housing Starts (1959 - 2009)
500
800
1,100
1,400
1,700
Year
Housing Market Update
• NAHB single family housing start forecasts have been progressively softer in recent months
• Single family housing starts were down (14.2%) in 2006 and (29.6%) in 2007

1,800
1,600
1,400
1,200
1,000
800
600
SFHS
0.99
0.91
0.83
0.75
0.67
0.59
0.51
PVC Market Cost
2005
2006
2007
2008
SFHS
PVC Resin

PLY GEM

Market Conditions / Challenges

Ply Gem Continues to Outperform the Housing Market
    2005 2006 2007
 Single Family Starts 1,719 1,474 1,039
 Growth Rate 7.1% -14.2% -29.6%
 Ply Gem Sales 1 $1,548.2 $1,575.3 $1,339.3
 Growth Rate 2  5.9%  2.5%  -14.1%

 • Ply Gem’s relatively strong performance in a weak housing market is largely due to
 – Increase in repair and remodeling business from 32% to 42%
 – Introduction of new products
 – Identified and captured approximately $54mm in share gains in 2007
 – Service, industry leading customers who continue to expand their businesses
 – Geographic expansion from acquisitions has transformed Ply Gem from a regional player to a national player
 (1) Ply Gem Sales for 2007 exclude Pacific Windows Sales
 (2) Growth rates represent base business growth excluding acquisitions

20

Recent Financial
Performance

Sales	• Q1 '08 Net Sales were down 10.1% driven by end user market conditions – Single family housing starts down 43.8% – R & R market down estimated to be down approximately 10% – Split between New Construction and Repair & Remodel at approximately 58% and 42%, respectively, in line with expectations – Market declines partially offset by share gains and sales from Pacific Windows.
Gross Profit	• Q1 '08 gross profit margins declined to 13.0% or 540 bps from Q1 '07, largely due to: – Reduced leverage of Fixed Overhead from lower sales volume. – Increased raw material cost partially offset by price increases and cost savings – Pacific Windows which currently operates at lower gross margin
Adj. EBITDA	• Q1 '08 Adjusted EBITDA of $6.2 million is down $18.7 million from Q1 '07 due to: – Lower sales volume, driven by end use market conditions – Increased raw material and freight costs not fully offset in the quarter by price increases and realized cost savings/synergies – Pacific Windows negative impact due to low volumes in Q1 '08
Cash Flow	• Q1 '08 Capex was $4.6 million against a budget of $6.5 million • Q1 '08 Net working capital as % of LTM Sales declined to 9.6% from 10.6% in Q1 '07
Synergies & Cost Saving	• Realized synergies from AHE acquisition in excess of $50 million • Identified annualized cost cuts of approximately $19.5 million with over $12.4 million implemented in 2008 • Total headcount has been reduced by approximately 30% from Q1 '06 to Q1 '08

PLY GEM

2008 Business Update - Q1 Results

($mm)	Actual Q1 '08	Actual Q1 '07	Variance
Siding, Fence, Rail, & Decking	$147.1	$169.5	($22.5)
Pacific Windows	16.6	0.0	16.6
Windows	92.7	115.8	(23.1)
Total Ply Gem	**256.4**	**285.3**	**(28.9)**
Gross Profit [1]	33.2	52.4	(19.2)
% of Sales	*13.0%*	*18.4%*	
Reported EBITDA	1.7	18.4	
Adjustment: Sponsor Mgt. Fee	0.1	0.4	
Adjustment: Restructuring Expense	3.2	0.4	
Adjustment: Expense to find and Install New CEO	0.1	0.1	
Adjustment: Alenco PF Cost Saving	-	0.4	
Adjustment: PF Synergies	1.1	5.2	
Adjusted EBITDA	**6.2**	**24.9**	**(18.7)**
% of Sales	*2.4%*	*8.7%*	
Capital Expenditures	4.6	3.7	0.9
% of Sales	*1.8%*	*1.3%*	
Adjusted EBITDA - CapEx	1.6	21.3	(19.7)
% of Sales	*0.6%*	*7.5%*	

(1) EBITDA adjustments impacting Gross Profit have been added back for comparability

Summary Performance - Q1 ’08

($000's)	vs Prior Year	Comments:
Adjusted EBITDA	**$ 24.9**	
Change:		
Volume (excluding Pacific Windows)	(16.3)	Q1 annually adjusted SFHS down 43.8%
Price / Mix	7.0	Increases in our Vinyl and fence products due to the increased PVC resin, as well as metal increases. Price increases in our Canadian Window business also contributed
Market Cost Impact (PVC Resin/Alum/Frt.)	(19.5)	36.6% increase in market price resin, modest increase in aluminum and increase freight cost due to fuel prices
COGS: Cost savings & Synergies	7.4	Acquisition synergies, additional strategic sourcing savings and managements expense reductions including 20% fewer heads
SG&A, Fixed OH & Other	2.7	Cost reductions from management, such as headcount, bonus removal, marketing expenditure reductions
Adjusted EBITDA - 2008 Reforecast	**$ 6.2**	

PLY GEM

Q1 Earnings Bridge

Recent Company Initiatives
• Revenue enhancement
 – Major market share wins and gains
 – 2008 Forecast: $99.7mm, Annualized: $180.3mm
• Cost management initiatives taken place from 2006 - 2007
 – Headcount has been reduced by approximately 30% from Q1 ‘06 to Q1 ‘08.
• Cost cuts identified and being put in place
 – Annualized: $19.5mm, Q2 - Q4 2008: $12.4mm
 – Personnel
 • Headcount reductions (80 - 100 employees, $3.5mm in 2008)
 • Elimination of management incentive bonus ($2.3mm in 2008)
 • Employee benefit reductions ($3.2mm in 2008)
 – Integrate Kroy into siding ($600k in 2008)
 – Miscellaneous expense cuts ($5.3mm in 2008)
• Working capital reductions identified and being put in place
 – Total: $17.2mm, Q2 - Q4 2008: $14.2mm
 – Reduce capital budget - roll back capital expenditures to $20mm from $25mm in 2008 ($2.2mm in Q2
 2008)
 – Sell the Denison plant along with extruders - in process for Q2 2008 ($3.0mm in Q2 2008)
 – Primary working capital improvement ($9mm in Q2 2008)

25

Amendment Overview

2008			2009				2010				2011		
	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Net Senior Secured Leverage	5.90x	5.90x	5.90x	5.90x	5.90x	5.75x	5.25x	5.25x	5.00x	4.75x	4.50x	4.25x	4.00x	3.75x
Interest Coverage	1.10x	1.10x	1.10x	1.10x	1.10x	1.15x	1.20x	1.20x	1.30x	1.30x	1.30x	1.35x	1.40x	1.45x
Minimum Liquidity	$25.0	$25.0	$25.0	$25.0	$25.0	$25.0	$25.0	$25.0	$25.0	$25.0	$25.0	$25.0	$25.0	$25.0

PLY GEM

•  CI Capital Partners will be contributing greater of (i) $20 million of cash equity or (ii) $75 million less Consenting  Revolving Lender
    Commitments
•   Pricing will increase to L+475 bps on both the Term Loan and the Revolver
•   LIBOR floor of 3.25% added to both the Revolver and Term Loan
•   An amendment fee of 25 bps will be paid to consenting lenders
•  Increase Excess Cash Flow sweep from 50% to 75% and eliminate the $20mm Excess Cash Flow Carryforward Amount
•  Extend the maturity of the existing Revolver to August 12, 2010
•  Company may not make any additional Revolver borrowings when Cash Balance exceeds $40mm. Additionally, if
     Cash exceeds $40mm for 10 consecutive business days, Company must repay Revolver borrowings with such excess amount
•   Financial covenants are outlined below
 – Replace Total Net Leverage Ratio with Senior Secured Net Leverage Ratio
 – EBITDA/Interest Coverage Ratio will be added
 – So long as Senior Secured Net Leverage Ratio > 3.5x, the Company will (i) maintain $25mm of Minimum
 Liquidity (defined as Cash on hand plus Revolver Availability) position at each fiscal quarter-end, and (ii)
 have a period of 30 consecutive days during each fiscal year in which there are no drawings under the
 Revolver (LC’s excluded)
Amendment Request

($mm)	Q1 '08 LTM Q1 '08	Q1 '08 % of Total Capitalization	Q1 '08 Pro Forma LTM Q1 '08	Q1 '08 Pro Forma % of Total Capitalization
Capitalization				
Cash	$24.9	–	$43.0	–
Revolver	15.0	1.2%	15.0	1.2%
First Lien Term Loan	677.9	53.4%	677.9	52.6%
Total Senior Debt	**$692.9**	**54.6%**	**$692.9**	**53.8%**
Senior Subordinated Notes	360.1	28.4%	360.1	27.9%
Total Debt	**$1,053.0**	**83.0%**	**$1,053.0**	**81.7%**
Book Equity	216.4	17.0%	236.4	18.3%
Total Capitalization	**$1,269.4**	**100.0%**	**$1,289.4**	**100.0%**
Operating Data				
Bank EBITDA	$173.2		$173.2	
Cash Interest Expense	88.0		88.4	
Capital Expenditures	20.9		20.9	
Credit Statistics				
Senior Net Debt / Bank EBITDA (x)	3.90x		3.80x	
Net Debt / Bank EBITDA (x)	**5.98x**		**5.88x**	
Adj. EBITDA / Cash Interest Expense (x)	2.0x		2.0x	
Total Debt / Capitalization (%)	83.0%		81.7%	

Note: Debt Leverage ratios include outstanding LOC's.

PLY GEM

Capitalization and Credit Statistics

May 2008						
S	M	T	W	T	F	S
				1	2	3
4	5	6	7	8	9	10
11	12	13	14	15	16	17
18	19	20	21	22	23	24
25	26	27	28	29	30	31

Date	Event
May 12, 2008	• Amendment Presentation • Amendment Document will be posted
May 22, 2008	• Response requested by 12:00pm e.s.t. noon

PLY GEM

Amendment Process

29

Q&A

Appendix

Supplemental
Information

Ply Gem Holdings, Inc. and Subsidiaries (Dollars in millions)	**Ply Gem Holdings, Inc. Jan. 1, 2007 to Mar. 31, 2007**	**Ply Gem Holdings, Inc. Jan. 1, 2007 to Dec. 31, 2007**	**Ply Gem Holdings, Inc. Jan. 1, 2008 to Mar. 29, 2008**	**Ply Gem Holdings, Inc. LTM Period Apr. 1, 2007 to Mar. 29, 2008**
Ply Gem Net Income (loss) from continuing operations	$ (10.9)	$ 5.6	$ (21.8)	$ (5.4)
Interest expense, net	24.7	96.8	22.9	95.0
Provision for income taxes	(8.5)	4.0	(15.9)	(3.4)
Depreciation and amortization	13.2	54.1	16.0	56.9
Non-Cash charge of purchase price allocated to inventories		1.3		1.3
Non-Cash (gain)/loss on currency translation	(0.2)	(4.0)	0.6	(3.2)
Ply Gem Restructuring Expense	0.4	10.4	3.2	13.2
Non-Cash asset impairment		4.1		4.1
Cost and expense from Acquisition		1.3		1.3
Ply Gem Reported Adjusted EBITDA	18.8	173.6	4.9	159.7
Bank Adjustments to EBITDA:				
Financial Sponsor Management Fee	0.4	3.5	0.0	3.2
Unrealized Synergies	5.6	14.4	1.1	9.9
Ply Gem - Costs associated with CEO change	0.1	0.4	0.1	0.4
Ply Gem Bank Adjusted EBITDA	24.9	192.0	6.2	173.2

PLY GEM

Computation of Adjusted EBITDA

Ply Gem Holdings, Inc. and Subsidiaries:

(Dollars in millions)	Ply Gem Holdings, Inc. As of Mar. 29, 2008
Current maturities of long-term debt	$ 23.5
Long-term debt, less current maturities	1,029.5
Total Debt	$ 1,053.0

PLY GEM

Computation of Total Debt

Ply Gem Holdings, Inc. and Subsidiaries:

(Dollars in millions)	Ply Gem Holdings, Inc. As of Mar. 29, 2008
Current maturities of long-term debt	$ 23.5
Long-term debt, less current maturities	1,029.5
Total Debt	$ 1,053.0
Less:	
Senior Subordinated Notes	(360.2)
Total Senior Debt	$ 692.9

PLY GEM

34

Computation of Total Senior Debt

Ply Gem Holdings, Inc. and Subsidiaries (Dollars in millions)	**Ply Gem Holdings, Inc. Jan. 1, 2007 to Mar. 31, 2007**	**Ply Gem Holdings, Inc. Jan. 1, 2007 to Dec. 31, 2007**	**Ply Gem Holdings, Inc. Jan. 1, 2008 to Mar. 29, 2008**	**Ply Gem Holdings, Inc. LTM Period Apr. 1, 2007 to Mar. 29, 2008**
Interest Expense	$ 25.3	$ 98.5	$ 23.1	$ 96.3
Interest Income	(0.6)	(1.7)	(0.2)	(1.3)
Less:				
Amortization of non-cash deferred financing expense	(1.7)	(6.9)	(1.7)	(7.0)
Ply Gem Bank Adjusted EBITDA	$ 23.0	$ 89.9	$ 21.1	$ 88.0

PLY GEM

Computation of Cash Interest Expense